UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 17, 2015 (September 11, 2015)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant's telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.
On September 15, 2015, Performance Sports Group Ltd. ("Performance Sports Group" or the "Company") issued a press release (the "Press Release") disclosing that it had received a notice from the Walter Graeme Roustan Trust regarding its intention to nominate W. Graeme Roustan as a director candidate at the Company's 2015 Annual and Special Meeting of Shareholders  to be held on October 14, 2015.  Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01                          Financial Statements Exhibits
(d)                  Exhibits
Exhibit No.	Description
99.1	Press Release, dated September 15, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 17, 2015
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Amir Rosenthal
	Name:	Amir Rosenthal
	Title:	President, PSG Brands, and Chief Financial Officer